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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) November 22, 1999
                                                        -----------------

                            Delta Funding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New York                          333-51545              11-2609517
----------------------------           -------------          --------------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)             ID Number)


1000 Woodbury Road, Woodbury,  New York                         11797
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(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
including area code:                                        (516) 364-8500
                                                            --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1  Consent of PriceWaterhouse Coopers



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DELTA FUNDING CORPORATION


                                       By:  /s/ Dawn Ceccarini
                                          -------------------------------
                                          Name:  Dawn Ceccarini
                                          Title: Assistant Vice President


Dated:  November 22, 1999



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
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  23.1    Consent of PriceWaterhouse Coopers